LITMAN GREGORY FUNDS TRUST

Supplement dated August 21, 2014
to Prospectus and Statement of Additional Information (“SAI”) of the Litman Gregory Funds Trust dated April 30, 2014, as supplemented

Notice to Existing and Prospective Shareholders of the Litman Gregory Masters International Fund:

Effective August 22, 2014, Marsico Capital Management, LLC is removed as a sub-advisor and James Gendelman is removed as the portfolio manager to the Litman Gregory Masters International Fund. Accordingly, all references to Marsico Capital Management, LLC and James Gendelman are hereby deleted as of such date from the Prospectus and SAI dated April 30, 2014, as supplemented.

The following information replaces the table beginning on page 8 of the Prospectus dated April 30, 2014, as supplemented:

Management

Investment Advisor	Portfolio Manager	Managed the International Fund Since:

Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2005
	Rajat Jain, CFA, Senior Research Analyst and Co-Portfolio Manager	2014

Sub-Advisor	Portfolio Manager	Managed the International Fund Since:

Thornburg Investment Management, Inc.	William V. Fries, CFA, Portfolio Manager	2003
	W. Vinson Walden, CFA, Portfolio Manager	2008

Harris Associates L.P.	David Herro, CFA, Vice President, Portfolio Manager and Chief Investment Officer, International Equity	1997

Northern Cross, LLC	Howard Appleby, CFA, Portfolio Manager	2007
	Jean-Francois Ducrest, Portfolio Manager	2007
	Jim LaTorre, CFA, Portfolio Manager	2007

Lazard Asset Management LLC	Mark Little, Portfolio Manager/Analyst	2013

Wellington Management Company, LLP	Jean-Marc Berteaux, Portfolio Manager	2013

The following information replaces the first paragraph in the section titled, “Litman Gregory Masters International Fund – Sub-Advisors” on page 34 of the Prospectus dated April 30, 2014, as supplemented (changes are in bold face type and underlined):

The International Fund’s five sub-advisors pursue the International Fund’s objective primarily through investments in common stocks of issuers located outside of the United States. Under normal market conditions, the International Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of companies organized or located outside of the United States, including large-, mid-, and small-cap companies and companies located in emerging markets. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Each manager may invest in securities traded in both developed and emerging markets. Though there is no limit on emerging market exposure, it is not expected to be a primary focus, and the majority of the International Fund’s assets is expected to be invested in stocks of companies listed and domiciled in foreign developed countries. There are no limits on the International Fund’s geographic asset distribution but, to provide adequate diversification, the International Fund ordinarily invests in the securities markets of at least five countries outside of the United States. In most periods it is expected that the International Fund will hold securities in more than five countries. Although the International Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may invest in U.S. issues on a limited basis, and at times of abnormal market conditions it may invest all of its assets in fewer than five countries.

The following information replaces the table and the paragraph immediately preceding the table beginning on page 35 of the Prospectus dated April 30, 2014, as supplemented
(changes are in bold face type and underlined).

The following table provides a description of the International Fund’s five sub-advisors and their target levels of assets. Asset levels will fluctuate and it is at the discretion of Litman Gregory to re-balance the manager allocations. A detailed discussion of the management structure of the International Fund follows the table.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
William V. Fries, CFA W. Vinson Walden, CFA Thornburg Investment Management, Inc.	20%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks
David Herro Harris Associates L.P.	20%	All sizes but mostly large- and mid-sized companies	Value
Howard Appleby Jean-Francois Ducrest Jim LaTorre Northern Cross, LLC	20%	Mostly large- and mid-sized companies	Blend

Mark Little Lazard Asset Management LLC	20%	All sizes	Blend
Jean-Marc Berteaux Wellington Management Company, LLP	20%	All sizes	Growth

Please keep this Supplement with your Prospectus and SAI.